UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2009

AMERICAN ELECTRIC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 Long Drive, Houston, TX	77087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-644-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Charles M. Dauber has been appointed as President and Chief Executive Officer of American Electric Technologies, Inc. (the “Company”) effective September 21, 2009. He was formerly the President of the Company’s M&I Electric subsidiary. Arthur G. Dauber, formerly President and CEO of the Company, has been appointed to the new position of Executive Chairman while continuing to serve as Chairman of the Board of Directors. Charles M. Dauber is the son of Arthur G. Dauber.

Additionally, James Steffek was promoted from Senior Vice President, Technical Products and Services to President of M&I Electric.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Organizational Announcement Press Release dated August 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.
(Registrant)

Date: August 12, 2009	By:	/s/ John H. Untereker
John H. Untereker
Senior Vice President and CFO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Organizational Announcement Press Release dated August 12, 2009